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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2003

UnionBanCal Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15081	94-1234979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
400 California Street San Francisco, California (Address of Principal Executive Offices)		94104-1302 (Zip Code)

(415) 765-2969
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On December 8, 2003, UnionBanCal Corporation (the "Company") consummated its previously announced underwritten public offering of $400 million aggregate principal amount of its 5.25% Subordinated Notes due 2013. In connection with the Company's Registration Statement on Form S-3 (File Nos. 333-109304 through -109304-03), the Company hereby files as Exhibits hereto certain agreements entered into in connection with the offering.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits:

Exhibit Number	Description
99.1	Indenture, dated December 8, 2003.
99.2	Officer's Certificate, dated December 8, 2003.
99.3	Form of 5.25% Subordinated Note due 2013 (included in Exhibit 99.2).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003

UnionBanCal Corporation
By:	/s/ DAVID I. MATSON David I. Matson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Indenture, dated December 8, 2003.
99.2	Officer's Certificate, dated December 8, 2003.
99.3	Form of 5.25% Subordinated Note due 2013 (included in Exhibit 99.2).

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX